Total Capital and Net Income (Loss) Per Common Unit	6 Months Ended
Jun. 30, 2013
Total Capital and Net Income (Loss) Per Common Unit
13.	Total Capital and Net Income (Loss) Per Common Unit

At June 30, 2013, 71.6% of the Partnership’s common units outstanding were held by the public. The remaining common units, as well as the 2% general partner interest, were held by a subsidiary of Teekay Corporation. All of the Partnership’s preferred units outstanding were held by the public.

In May 2013, the Partnership implemented a continuous offering program (or COP), under which the Partnership may issue new common units, representing limited partner interests, at market prices up to maximum aggregate amount of $100 million. Through June 30, 2013, the Partnership sold an aggregate of 85,508 common units under the COP, generating proceeds of approximately $2.7 million (including the General Partner’s 2% proportionate capital contribution of $0.1 million and net of approximately $0.1 million of offering costs). The net proceeds from the issuance of these common units were used for general partnership purposes.

Net Income (Loss) Per Common Unit

Limited partners’ interest in net income (loss) per common unit – basic is determined by dividing net income (loss), after deducting the amount of net loss attributable to the Dropdown Predecessor, the non-controlling interest and the General Partner’s interest and the distributions on the preferred units, by the weighted-average number of common units outstanding during the period. The accumulated distributions on the preferred units for the three and six months ended June 30, 2013 are $1.8 million. The computation of limited partners’ interest in net income per common unit – diluted assumes the exercise of all dilutive restricted units using the treasury stock method. The computation of limited partners’ interest in net loss per common unit – diluted does not assume such exercises as the effect would be anti-dilutive.

The General Partner’s and common unitholders’ interests in net income (loss) are calculated as if all net income was distributed according to the terms of the Partnership’s partnership agreement, regardless of whether those earnings would or could be distributed. The partnership agreement does not provide for the distribution of net income (loss); rather, it provides for the distribution of available cash, which is a contractually defined term that generally means all cash on hand at the end of each quarter less the amount of cash reserves established by the Partnership’s board of directors to provide for the proper conduct of the Partnership’s business including reserves for maintenance and replacement capital expenditure and anticipated capital requirements and any accumulated distributions on the Series A Preferred Units. Unlike available cash, net income is affected by non-cash items such as depreciation and amortization, unrealized gains and losses on derivative instruments and unrealized foreign currency translation gains and losses.

The Partnership allocates the limited partners’ interest in net income (loss), including both distributed and undistributed net income (loss), between continuing operations and discontinued operations based on the proportion of net income (loss) from continuing and discontinued operations to total net income (loss).

During the quarters ended June 30, 2013 and 2012, cash distributions exceeded $0.4025 per common unit and, consequently, the assumed distributions of net income (loss) resulted in the use of the increasing percentages to calculate the General Partner’s interest in net income (loss) for the purposes of the net income (loss) per common unit calculation. For more information on the increasing percentages to calculate the General Partner’s interest in net income refer to the Partnership’s Annual Report on Form 20-F.

Pursuant to the partnership agreement, allocations to partners are made on a quarterly basis.

Preferred Units

In April 2013, the Partnership issued 6.0 million 7.25% Series A Cumulative Redeemable Preferred Units (or Series A Preferred Units) in a public offering for net proceeds of $144.9 million. The Partnership used a portion of the net proceeds from the public offering to prepay a portion of its outstanding debt on three of its revolving credit facilities and to partially finance the purchase of the Voyageur Spirit FPSO unit and the Partnership’s interest in the Itajai FPSO unit, and used the remainder for general partnership purposes.

Pursuant to the partnership agreement, distributions on the Series A Preferred units to preferred unitholders are cumulative from the date of original issue and will be payable quarterly in arrears, when, as and if declared by the board of directors of the General Partner. At any time on or after April 30, 2018, the Series A Preferred Units may be redeemed by the Partnership at a redemption price of $25.00 per unit plus an amount equal to all accumulated and unpaid distributions to the date of redemption. These units are listed on the New York Stock Exchange.

Public and Private Offerings of Common Units

The following table summarizes the issuances of common units, excluding units from the COP, during the six months ended June 30, 2013:

Date	Offering Type	Number of Common Units Issued	Offering Price	Gross Proceeds(1) (in millions of U.S. Dollars)	Net Proceeds (in millions of U.S. Dollars)	Teekay Corporation’s Ownership After the Offering (2)	Use of Proceeds
April 2013	Private	2,056,202	$29.18	61.2	61.2	28.7%	Partially finance four newbuilding shuttle tankers installments and for general partnership purposes.
May 2013	Private	1,446,654	$30.60	45.1	45.1	29.9%	$44.3 million of proceeds from the issuance of units to Teekay Corporation were used to partially finance the acquisition of Voyageur Spirit. The remainder was used for general partnership purposes.

(1)	Including General Partner’s 2% proportionate capital contribution
(2)	Including Teekay Corporation’s indirect 2% general partner interest